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            COMMON STOCK                            [Corporate Logo]                                       COMMON STOCK
               NUMBER                                                                                         SHARES


                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          SEE REVERSE FOR CERTAIN DEFINITIONS
                                      100,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                                                                         CUSIP 883671 10 9



THIS CERTIFIES THAT




Is The Owner of


                           FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF
                                              THERMOVIEW INDUSTRIES, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
   IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


                        /s/                                 [Corporate Seal]                                    /s/
          Charlton C. Hundley, Secretary                                                            Nelson E. Clemmens, President
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COUNTERSIGNED AND REGISTERED:
   AMERICAN SECURITIES TRANSFER & TRUST, INC.
      (P.O. Box 1596, Denver, Colorado  80201)
             Transfer Agent and Registrar

             Authorized Signature

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                           THERMOVIEW INDUSTRIES, INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accordance to applicable laws or regulations:


TEN COM  - as tenants in common        UNIF GIFT MIN ACT -......Custodian......
TEN ENT  - as tenants by the entireties                   (Cust)        (Minor)
JT TEN   - as joint tenants with right of         under Uniform Gifts to Minors
           survivorship and not as                     Act.....................
           tenants in common                                    (State)


For Value Received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________
Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:__________________________


_______________________________________________________________________________

_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
        NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


_______________________________________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.